UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 18, 2004

USEC Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Democracy Center, 6903 Rockledge Drive, Bethesda, Maryland		20817
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(301) 564-3200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On November 18, 2004, USEC Inc. ("USEC") acquired NAC Holding Inc. ("NAC Holding") from El Dorado Investment Company ("El Dorado"), a wholly owned subsidiary of Pinnacle West Capital Corporation ("Pinnacle West"). NAC Holding is now a wholly owned subsidiary of USEC. NAC Holding owns 100% of NAC International Inc. ("NAC"). On the same day, USEC, Pinnacle West and El Dorado entered into an amendment (the "Amendment") to the Stock Purchase Agreement by and among such parties, dated as of July 29, 2004 (the "Stock Purchase Agreement"), regarding the acquisition by USEC of NAC Holding.

The Amendment provides that, at the closing of the acquisition, USEC will pay El Dorado $10,000,000 in cash, and will place $6,000,000 in an escrow account (the "Escrow Funds"). The Escrow Funds will be released to El Dorado upon NAC successfully securing either a renewal of its existing contract with the U.S. Department of Energy for management of the Nuclear Materials Management and Safeguards System ("NMMSS") beyond the current term, which expires September 30, 2005, or an equivalent follow-on NMMSS contract. A reduced amount of the Escrow Funds would be paid to El Dorado if NAC is awarded a NMMSS contract on less favorable terms than the current contract. If NAC does not succeed in securing either a renewal or replacement contract, the Escrow Funds would be returned to USEC. The DOE's plan and schedule for awarding a contract for the period beyond September 30, 2005 is not yet known by USEC. NAC's financial performance for 2005 and beyond could be adversely impacted if NAC is not successful in securing either a renewal or comparable follow-on NMMSS contract.

The foregoing summary of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.74.

Item 8.01. Other Events.

On November 18, 2004, USEC issued a press release announcing the completion of its acquisition of NAC Holding, the parent company of NAC. A copy of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number -- 10.74

Description -- Ammendment to the Stock Purchase Agreement, dated as of November 18, 2004, by and among USEC Inc., Pinnacle West Capital Corporation and El Dorado Investment Company.

Exhibit Number -- 99.1

Description -- Press Release , dated Noveber 18, 2004, issued by USEC Inc., announcing closing of acquisition by USEC Inc. of NAC Holding Inc. and NAC International Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USEC Inc.

November 19, 2004	By:	/s/ Ellen C. Wolf

Name: Ellen C. Wolf
Title: Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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Exhibit Index

Exhibit No.	Description

10.74	Amendment to the Stock Purchase Agreement, dated as of November 18, 2004, by and among USEC Inc., Pinnacle West Capital Corporation and El Dorado Investment Company.
99.1	Press Release, dated November 18, 2004, issued by USEC Inc., announcing closing of acquisition by USEC Inc. of NAC Holding Inc. and NAC International Inc.